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EXHIBIT 99.1

                      Certification Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United Stated Code), each of the undersigned officers of InkSure Technologies Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003
                                   /s/ Yaron Meerfeld
                                   ------------------------------------------
                                   Yaron Meerfeld, Chief Executive Officer


Dated: May 15, 2003                /s/ Eyal Bigon
                                   ------------------------------------------
                                   Eyal Bigon, Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.